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                                                                   EXHIBIT 10.21









                          IRREVOCABLE POWER OF ATTORNEY
                              AND CUSTODY AGREEMENT



                                  by and among



                   Timothy O. White, Jr. and William H. Cuddy
                              as Attorneys-in-Fact,

                           Packard BioScience Company
                            as Custodian and Company,

                                       and

   The Shareholders of Packard BioScience Company listed in Schedule I hereto










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                          IRREVOCABLE POWER OF ATTORNEY
                              AND CUSTODY AGREEMENT

Timothy O. White, Jr.
As Attorney-in-Fact
c/o Packard BioScience Company
800 Research Parkway
Meriden, Connecticut 06450

William H. Cuddy
As Attorney-in-Fact
c/o Day, Berry & Howard LLP
185 Asylum Street
Hartford, Connecticut 06103-3499

Packard BioScience Company
For the Custodian and the Company
c/o Timothy O. White, Jr.
Vice President, General Counsel and Secretary
Packard BioScience Company
800 Research Parkway
Meriden, Connecticut 06450

Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith Incorporated
Chase Securities Inc.
Robert W. Baird & Co. Incorporated
Banc of America Securities LLC
Thomas Weisel Partners LLC
         As U.S. Representatives of the several U.S. Underwriters
c/o Merrill Lynch & Co.
         Merrill Lynch, Pierce, Fenner & Smith Incorporated
North Tower
World Financial Center
New York, New York  10281

Merrill Lynch International
Chase Securities Inc.
Robert W. Baird & Co. Incorporated
Bank of America International Limited
Thomas Weisel International Limited
         As Lead Managers of the Several International Managers
c/o Merrill Lynch International
Ropemaker Place
25 Ropemaker Street

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London EC2Y 9LY
England

Ladies and Gentlemen:

         The undersigned Shareholder (the "UNDERSIGNED") of Packard
BioScience Company, a Delaware corporation (the "COMPANY"), and the other Shareholders of the Company listed in Schedule I attached hereto (the undersigned and such other Shareholders being hereinafter collectively referred to as the "SELLING SHAREHOLDERS") will enter into (i) a U.S. Purchase Agreement (the "U.S. PURCHASE AGREEMENT"), among the Company, the Selling Shareholders and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Robert W. Baird & Co. Incorporated, Banc of America Securities LLC, and Thomas Weisel Partners LLC, as representatives (the "U.S. REPRESENTATIVES") of the several U.S. underwriters listed in Schedule A to the U.S. Purchase Agreement (the "U.S. UNDERWRITERS"); and (ii) an International Purchase Agreement (the "INTERNATIONAL PURCHASE AGREEMENT"), among the Company and the Selling Shareholders and Merrill Lynch International Limited, Chase Securities Inc., Robert W. Baird & Co. Incorporated, Bank of America International Limited, and Thomas Weisel International Limited, as lead managers (the "LEAD MANAGERS") of the several international managers in Schedule A to the International Purchase Agreement (the "MANAGERS" and together with the U.S. Underwriters, the "UNDERWRITERS") pursuant to which each Selling Shareholder will grant an option to the Underwriters to purchase up to the number of shares of common stock, par value $.002 per share (the "COMMON STOCK") set forth opposite such Selling Shareholder's name in Schedule B to the U.S. Purchase Agreement and the International Purchase Agreement (the "OPTION SHARES"). The U.S. Purchase Agreement and the International Purchase Agreement are collectively hereinafter referred to as the "PURCHASE AGREEMENTS". Capitalized terms used herein but not otherwise defined herein have the meanings ascribed thereto in the Purchase Agreements.

          The undersigned understands that the Company has filed with the Securities and Exchange Commission (the "COMMISSION") a Registration Statement on Form S-1 (the "REGISTRATION STATEMENT") in connection with the initial public offering (the "OFFERING") of shares of its Common Stock. The undersigned and each of the other Selling Shareholders have elected to sell their respective Option Shares in the Offering. Accordingly, the Registration Statement will be registered under the Securities Act of 1933, as amended (the "1933 ACT"), covering the Option Shares to be granted by each of the Selling Shareholders.

          The undersigned, by executing and delivering this Irrevocable Power of Attorney and Custody Agreement (the "AGREEMENT"), confirms the undersigned's willingness and intent to sell its Option Shares to the Underwriters pursuant to the Purchase Agreements, and agrees, simultaneously with the execution and delivery hereof, to cause the deposit of such Option Shares with Packard BioScience Company, acting in its capacity as custodian hereunder (solely in such capacity, the "CUSTODIAN"), all as hereinafter provided.

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          The undersigned hereby acknowledges receipt of (i) a form of U.S.
Purchase Agreement (a copy of which is attached hereto as Exhibit A) and form of International Purchase Agreement (a copy of which is attached hereto as Exhibit
B) (collectively, the "DRAFT PURCHASE AGREEMENTS"), and (ii) copies of the U.S. Preliminary Prospectus and the International Preliminary Prospectus, each dated March 23, 2000, to be used in connection with the Offering. The undersigned understands that the Purchase Agreements are subject to revision before execution, with such changes as the Attorneys-in-Fact referred to below deem appropriate (including with respect to the number of Option Shares of Common Stock to be granted), and that the Registration Statement has not yet become effective under the 1933 Act and is subject to amendment.

          To induce the U.S. Underwriters and the Company to enter into the U.S. Purchase Agreement, and the Managers and the Company to enter into the International Purchase Agreement, and to secure their performance, the undersigned agrees as follows:

          1. APPOINTMENT OF ATTORNEYS-IN-FACT; GRANT OF AUTHORITY. For purposes of effecting the sale of the undersigned's Option Shares pursuant to the Purchase Agreements, the undersigned irrevocably makes, constitutes and appoints Timothy O. White, Jr. and William H. Cuddy and each of them, true and lawful agents and attorneys-in-fact of the undersigned (each, an "ATTORNEY-IN-FACT" and, collectively, the "ATTORNEYS-IN-FACT"), each with full power and authority, subject to the terms and provisions hereof, to act hereunder, individually, collectively, or through duly appointed successor attorneys-in-fact, in his or their sole discretion (it being understood and agreed that the Attorneys-in-Fact may, unless otherwise specified herein, act individually), all as hereinafter provided, in the name of and for and on behalf of the undersigned, as fully as could the undersigned if present and acting in person, with respect to the following matters in connection with and necessary and incident to the registration and sale of the undersigned's Option Shares in the Offering:

          (a) to authorize and direct the Custodian and any other person or entity to take any and all actions as may be necessary or deemed to be advisable by the Attorneys-in-Fact or any of them to effect the sale, transfer and disposition of any or all of the undersigned's Option Shares in the Offering as the Attorneys-in-Fact or any of them may, in their sole discretion, determine, including to direct the Custodian to deliver to the U.S. Representatives and Lead Managers certificates evidencing any or all of the Option Shares with appropriate stock powers or other instruments of transfer duly endorsed or in blank, to effect the sale of any or all of the Option Shares to the Underwriters pursuant to the terms of the Purchase Agreements in the Offering;

          (b) to execute and deliver the Purchase Agreements on behalf of the undersigned, substantially in the forms of the Draft Purchase Agreements, with such changes therein as the Attorneys-in-Fact or any of them, in their sole discretion may determine (it being understood that the legal opinions and "comfort" letters to be delivered pursuant to the Purchase Agreements have not, at the date hereof, been negotiated), the execution and delivery of such Purchase Agreements by any Attorneys-

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     in-Fact to be conclusive evidence with respect to their approval thereof, and carry out and comply with each and all of the provisions of the Purchase Agreements;

          (c) to take any and all actions that may be necessary or deemed to be advisable by the Attorneys-in-Fact, or any of them, in their sole discretion, with respect to the Registration Statement, including, without limitation, the execution, acknowledgment and delivery of any certificates, documents and consents which may be required by the Commission, appropriate authorities of states or other jurisdictions, the Underwriters or legal counsel or such certificates, documents and consents as may otherwise be necessary or appropriate in connection with the registration of the Option Shares under the 1933 Act or the securities or blue sky laws of the various states and foreign jurisdictions or necessary to facilitate sales of the Option Shares; and

          (d) to take or cause to be taken any and all further actions, and execute and deliver, or cause to be executed and delivered, any and all such certificates, instruments, documents, stock certificates and share powers and other instruments of transfer and closing as may be required by the Purchase Agreements or as may otherwise be necessary or deemed to be advisable by the Attorneys-in-Fact, or any of them, in connection therewith, with such changes or amendments thereto as the Attorneys-in-Fact or any of them may, in their sole discretion, approve (such approval to be evidenced by their signature thereof), as may be necessary or desirable by the Attorneys-in-Fact or any of them to effectuate, implement and otherwise carry out the transactions contemplated by the Purchase Agreements and this Agreement, or as may be necessary or deemed to be desirable by the Attorneys-in-Fact, or any of them, in connection with the registration of the Option Shares, pursuant to the 1933 Act or the securities or blue sky laws of the various states and foreign jurisdictions, or the sale of the Option Shares to the Underwriters.

          2. TERMS OF SALE. The undersigned agrees that, in the event and only in the event the Company has executed and delivered, or has agreed to execute and deliver, the Purchase Agreements, then the Attorneys-in-Fact, or any of them, acting individually shall be irrevocably directed and obligated to:

          (a) execute and deliver the Purchase Agreements on behalf of the undersigned at such time that the price to the public, the purchase price to be paid by the Underwriters and the underwriting discount are determined in accordance with the terms and conditions of the Purchase Agreements and as set forth in Section 3 hereof;

          (b) authorize and direct the Custodian and any other person or entity to take any and all actions as may be necessary or deemed to be advisable by the Attorneys-in-Fact or any of them, in their sole discretion, to effect the sale, transfer and disposition

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     of the undersigned's Option Shares in the Offering and to deliver, or cause to be delivered, certificates representing the undersigned's Option Shares so sold, transferred and disposed of to the U.S. Representatives and the Lead Managers at the Closing Time or any Date of Delivery all in accordance with the terms and conditions of the Purchase Agreements; and

          (c) authorize and direct the Custodian to return to the undersigned any of the undersigned's Option Shares not sold in the Offering.

          3. SOLE AUTHORITY OF ATTORNEYS-IN-FACT AND THE COMPANY. The undersigned agrees that each and any Attorney-in-Fact has the sole authority to agree with the Underwriters upon the price at which the Option Shares will be sold to the public, the purchase price to be paid by the Underwriters and the underwriting discount in the Offering. The undersigned further agrees that, prior to the execution of the Purchase Agreements, the Company may withdraw the Registration Statement and terminate the Offering in its sole discretion for any reason whatsoever or for no reason, without any liability to any Selling Shareholder. Following execution of the Purchase Agreements, termination of the Offering by any party will be governed by the terms and conditions of the Purchase Agreements.

          4. IRREVOCABILITY. The undersigned has conferred and granted the power of attorney and all other authority contained herein for the purpose of completing the Offering and in consideration of the actions of the Company and the Underwriters in connection therewith. Therefore, the undersigned hereby agrees that all power and authority hereby conferred is coupled with an interest and is irrevocable and, to the fullest extent not prohibited by law, shall not be terminated by any act of the undersigned or by operation of law or by the occurrence of any event whatsoever, including, without limitation, the death, incapacity, bankruptcy, dissolution of marital relationship or insolvency of the undersigned or any similar event. If, after the execution of this Agreement, any such event shall occur before the completion of the transactions contemplated by the Purchase Agreements and/or this Agreement, the Attorneys-in-Fact and the Custodian are nevertheless authorized and directed to complete all of such transactions, including the delivery of the certificates for the undersigned's Option Shares to be sold to the Underwriters, as if such event had not occurred and regardless of notice thereof.

          5. DEPOSIT AND DELIVERY OF OPTION SHARES. The undersigned hereby appoints the Company as Custodian (in such capacity, the "CUSTODIAN") to hold the undersigned's Option Shares and to deliver or to dispose of them in accordance with the instructions of the Attorneys-in-Fact or any of them as set forth herein, with full power in the name of, and for and on behalf of, the undersigned.

          (a) If stock certificates with respect to the undersigned's Option Shares are in the undersigned's possession, the undersigned has delivered to and deposited such certificates with the Custodian upon execution of this Agreement, duly endorsed to the Company or in blank, or accompanied by proper instruments of transfer to the Company or in blank.

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          (b) If certificates for any of the undersigned's Option Shares are to be delivered to the Custodian by someone other than the undersigned, the undersigned hereby agrees to deliver to and deposit with the Custodian an irrevocable stock power duly executed in blank.

          (c) The undersigned authorizes and directs the Custodian, upon appropriate instructions from the Attorneys-in-Fact, to deliver to the Underwriters such of the undersigned's Option Shares as are to be purchased by the Underwriters under the Purchase Agreements and to deliver, or cause to be delivered, certificates representing such Option Shares to the U.S. Representatives and the Lead Managers at the Closing Time or any Date of Delivery against receipt of payment therefor.

          (d) The undersigned hereby authorizes and directs the Attorneys-in-Fact and the Custodian to issue appropriate receipts to the Underwriters in the name of the undersigned as payee. If any Option Shares are sold pursuant to the Purchase Agreements then the undersigned also authorizes and directs the Attorneys-in-Fact and the Custodian to acknowledge on behalf of the undersigned receipt of the Option Securities by the Underwriters.

          6. THE CUSTODIAN. The Custodian's execution of this Agreement shall constitute the acceptance by the Custodian of the agency herein conferred, and shall evidence its agreement to carry out and perform its duties under this Agreement in accordance with the provisions hereof; subject, however, to the following terms and conditions, which all signatories hereto agree shall govern and control the rights, duties and immunities of the Custodian:

          (a) The Custodian, in its capacity as Custodian, shall have no duties to the undersigned hereunder except those expressly set forth herein and shall not be liable in such regard except for the performance of such duties as are specifically set out herein, subject to Section 10 hereof. The Custodian shall not be responsible for the performance of the powers of attorney contained herein by any signatory hereto, or for the interpretation of any of the provisions of such powers of attorney.

          (b) If a controversy arises between two or more of the Selling Shareholders, or between any of the Selling Shareholders and any other person, as to whether or not or to whom the Custodian shall deliver the certificates for the Option Shares or any funds held by it, or as to any other matter arising out of or relating hereto or to the property held by the Custodian hereunder or as to the interpretation of this Agreement regarding the duties or obligations of the Custodian hereunder, the Custodian shall not be required to determine the same until the rights of the parties to the dispute shall have finally been determined by agreement or by final order of a court of competent jurisdiction; PROVIDED, HOWEVER, that the time for appeal for any such final order shall have expired without an appeal having been made. The Custodian shall deliver the property, or any portion thereof, within 15 days after it has received written notice of

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     any such agreement or final order (accompanied by an affidavit that the time for appeal has expired without an appeal having been made) in accordance with the terms of the final agreement or order. The Custodian shall be entitled to assume that no such controversy has arisen unless it has received a written notice that such a controversy has arisen which refers specifically to this Agreement and identifies by name and address the adverse claimants to the controversy. Notwithstanding the foregoing, if, after the execution of this Agreement, any such controversy shall occur before the completion of the transactions contemplated by the Purchase Agreements and/or this Agreement, the Attorneys-in-Fact and the Custodian are nevertheless authorized and directed to complete all of such transactions, including the delivery of the certificates for the undersigned's Option Shares to be sold to the Underwriters, as if such controversy had not occurred and regardless of notice thereof.

          (c) The Custodian will acknowledge in writing to each of the Selling Shareholders receipt by physical delivery of any certificates representing the undersigned's Option Shares when such certificates are received.

          7. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The undersigned represents, warrants and agrees that:

          (a) All authorizations and consents, including, but not limited to, any releases necessary for the execution and delivery by the undersigned of this Agreement and for the sale and delivery of the undersigned's Option Shares to the Underwriters as contemplated hereby and in the Purchase Agreements substantially in the form attached hereto as Exhibits A and B have been obtained and are in full force and effect; and the undersigned has full right, power and authority to enter into the Purchase Agreements and this Agreement and to sell, transfer and deliver the undersigned's Option Shares to the Underwriters as contemplated hereby and in the Purchase Agreements.

          (b) The undersigned has read and understands the Draft Purchase Agreements including, without limitation, the representations and warranties of the respective Selling Shareholder contained in Section 1(b) thereof (the "SECTION 1(B) REPRESENTATIONS AND WARRANTIES"), and confirms the accuracy of such representations as of the date hereof; the undersigned will promptly, after becoming aware thereof, notify the Attorneys-in-Fact and the Company (i) if any Section 1(b) Representation and Warranty of the undersigned ceases to be true and correct at any time after the date hereof or (ii) if any representation and warranty of the undersigned contained in this Agreement is not true and correct.

          (c) The undersigned has not taken and will not take, directly or indirectly, any action intended to constitute, or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Common Stock; and to assure compliance with Regulation M under the Securities Exchange Act of 1934, as amended ("the 1934 ACT"), the undersigned will not make bids for or purchases of, or induce bids for or purchases of, directly or indirectly, any

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     shares of Common Stock until the distribution of all shares being sold in the Offering has been completed; the undersigned has not distributed and will not distribute any prospectus or other offering material in connection with the Offering and sale of the Shares other than the prospectuses filed with the Commission in connection with the Registration Statement.

          The foregoing representations, warranties and agreements are for the benefit of and may be relied upon by the Attorneys-in-Fact, the Company, the other Selling Shareholders the Underwriters and their respective legal counsel. The undersigned agrees, if so requested in writing by the Attorneys-in-Fact or by the Company, the Underwriters or their respective legal counsel, to provide one or more certificates setting forth such matters as to which Wachtell, Lipton, Rosen & Katz, as counsel for the Company, Shearman & Sterling, as counsel for the Underwriters, and Day Berry & Howard LLP, as counsel for the Selling Shareholders, are entitled to rely in rendering their opinions pursuant to the Purchase Agreements.

          8. PAYMENT. The undersigned hereby authorizes and directs the Attorneys-in-Fact or any of them to take such action as may be required to provide for the distribution or delivery to the undersigned as promptly as practicable of the undersigned's portion of the wire transfer of immediately available funds described in Section 2(c) of the Purchase Agreements, which wire transfer to the bank account designated by the Custodian will constitute all of the proceeds of the Offering owing to the undersigned for his Option Shares purchased at the Closing Time or on the relevant Date of Delivery. The undersigned agrees that the Attorneys-in-Fact may deposit any amounts owing to the undersigned by wire transfer of funds or by deposit pursuant to the instructions noted below the signature of the undersigned. Subject to the provisions of Section 4 of the Purchase Agreements, the undersigned hereby authorizes and directs the Attorneys-in-Fact to pay on behalf of the undersigned all expenses and taxes incident to the sale and delivery of the Option Shares that may be sold by the undersigned to the Underwriters and the undersigned will advance to the Attorneys-in-Fact or reimburse them in the full amount of any such expenses, taxes or reimbursements; PROVIDED, HOWEVER, that in connection with the payment by the undersigned of the New York State stock transfer tax, the Attorneys-in-Fact will be required to use their best efforts to obtain a rebate of such tax before seeking reimbursement from the undersigned.

          9. OWNERSHIP OF STOCK. Subject to the terms hereof, until payment of the purchase price for the Option Shares being sold by the undersigned pursuant to the Purchase Agreements has been made by or for the account of the Underwriters, each of the Selling Shareholders shall remain the owner of all of its respective Option Shares. However, until such payment in full has been made or until the Purchase Agreements have been terminated, the undersigned agrees that the undersigned will not give, sell, pledge, hypothecate, grant any lien on or security interest in, transfer, deal with or contract with respect to the undersigned's Option Shares or any interest therein, except (i) to the Underwriters pursuant to the Purchase Agreements and (ii) to the Custodian as provided herein.

          10 RELEASE. Subject to the provisions of Section 12 hereof, the undersigned hereby agrees to release and does release the Attorneys-in-Fact and each of them and the

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Custodian from any and all liabilities, joint or several, to which they may become subject insofar as such liabilities (or action in respect thereof) arise out of or are based upon any action taken or omitted to be taken, including, but not limited to, not executing the Purchase Agreements or not proceeding with the Offering for any reason whatsoever, by the Attorneys-in-Fact or the Custodian pursuant hereto, except for their gross negligence or willful misconduct or bad faith.

          11. WAIVER. Subject to the provision of Section 12 hereof, the undersigned acknowledges and agrees that, by accepting payment for the Option Shares purchased by the Underwriters pursuant to the Purchase Agreements, the undersigned forever releases and discharges the Company and its heirs, successors and assigns from any and all claims whatsoever that the undersigned now has, or may have in the future, arising out of, or related to the Option Shares.

          12. INDEMNIFICATION. (a) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense as and to the extent described in the indemnity agreement of such Selling Shareholder contained in subsection (a) of Section 6 of the Purchase Agreements (except that the reference in clause (iv) therein to Merrill Lynch shall be to the Company), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information (as defined in the Purchase Agreements), or any U.S. or International preliminary prospectuses or the U.S. or International Prospectuses or any amendment or supplement thereto (or any prospectus wrapper) in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information or such U.S. or International preliminary prospectuses or the U.S. or International Prospectuses or any amendment or supplement thereto (or any prospectus wrapper); PROVIDED that the liability of such Selling Shareholder under this indemnity agreement shall not exceed the net proceeds received by such Selling Shareholder from the sale of his Option Shares pursuant to the Purchase Agreements.

          (b) The Company agrees to indemnify and hold harmless each Selling Shareholder against any and all loss, liability, claim, damage and expense as and to the extent described in the indemnity agreement of the Company contained in subsection (a) of Section 6 of the Purchase Agreements (except that the reference in clause (iv) therein to Merrill Lynch shall be to the Selling Shareholders), as incurred, and will reimburse such Selling Shareholder for any and all expense whatsoever (including the fees and disbursements of up to one counsel chosen by the Selling Shareholders), reasonably incurred by such Selling Shareholder in investigating, preparing or defending against any such litigation, investigation, proceeding or claim as such expenses are incurred.

          (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which

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indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action; PROVIDED, HOWEVER, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this
Section 12 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) OTHER PROVISIONS. The provisions of this Section 12 will be in addition to any liability which the Company or any Selling Shareholder may otherwise have, including, but not limited to, Sections 7 and 8 of the Purchase Agreements.

          13. TERMINATION. This Agreement shall terminate upon the earliest to occur of (i) the date, if any, on which the Registration Statement is withdrawn, (ii) if the Purchase Agreements have not been executed by the parties thereto within 30 days from the date hereof, then the date that is 30 days after the date hereof and (iii) the date on which the sale of the shares to be sold in the Offering (including the Option Shares, if any Option Shares are to be purchased pursuant to the Purchase Agreements) is consummated and the proceeds have been distributed to the Selling Shareholders, whether or not all the Option Shares owned by the Selling Shareholders are sold in the Offering. Notwithstanding any such termination, the provisions of Sections 10, 11 and 12 hereof shall survive termination of this Agreement and remain in full force and effect. This Agreement shall also terminate (including without limitation with respect to the indemnification obligations set forth in Section 12, but excluding Sections 10 and 11) and cease to have force and effect if the options granted under Section 2(b) of each of the Purchase Agreements expire without being exercised at least in part. Following any termination of this Agreement, the Attorneys-in-Fact and the Custodian shall have no further responsibilities or liabilities to the undersigned hereunder except to redeliver to the undersigned its Option Shares not sold in the Offering and to deliver to the undersigned its stock powers described in Section 4 hereof held in custody and to distribute to the undersigned its portion of the net proceeds of the Offering, if any.

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          14. NOTICES. Any notice required to be given pursuant to this
Agreement shall be deemed given if in writing and delivered in person, or if given by telephone or telegraph if subsequently confirmed by letter, (i) to Timothy O. White, Jr. as Attorney-in-Fact, c/o Packard BioScience Company, 800 Research Parkway, Meriden, Connecticut 06450 or to William H. Cuddy, as Attorney-in-Fact, c/o Day, Berry & Howard LLP, 185 Asylum Street, Hartford, Connecticut 06103-3499 (ii) to Packard BioScience Company, for the Company and Custodian, at 800 Research Parkway, Meriden, Connecticut 06450, Attention:
General Counsel, (iii) to the Selling Shareholders at the addresses set forth in
Schedule I attached hereto, and (iv) to Wachtell, Lipton, Rosen & Katz at 51 West 52nd Street, New York, NY 10019, Attention: Andrew Brownstein, Esq.

          15. APPLICABLE LAW. The validity, enforceability, interpretation and construction of this Agreement shall be determined in accordance with the substantive laws of the State of Connecticut.

          16. BINDING EFFECT. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and this Agreement shall inure to the benefit of, and shall be binding upon, the undersigned and the undersigned's heirs, executors, administrators, successors and assigns.

          17. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which constituting an original but all of which together constituting one instrument.

          --------------------------------
          This Irrevocable Power of Attorney and Custody Agreement has been entered into on this ___ day of April, 2000.


                                            Very truly yours,



                                           By:_________________________
                                              Name:  Emery G. Olcott



         Wire transfer or Deposit instructions:

         Bank:  _____________________

         Account No.:   _____________________


         ABA No.:    _____________________


         Reference:  _____________________




         -------------------------
         Taxpayer Identification Number
         (A separate signature page should be
         executed and filled in by each seller of shares.)

(Signatures continued on next page)

          This Irrevocable Power of Attorney and Custody Agreement has been entered into on this ___ day of April, 2000.

                                            Very truly yours,



                                           By:____________________________
                                              Name:  Richard T. McKernan

         Wire transfer or Deposit instructions:

         Bank:  _____________________

         Account No.:  _____________________

         ABA No.:      _____________________

         Reference:    _____________________




         -------------------------
         Taxpayer Identification Number
         (A separate signature page should be
         executed and filled in by each seller of shares.)

                       (Signatures continued on next page)

          This Irrevocable Power of Attorney and Custody Agreement has been entered into on this ___ day of April, 2000.

                                            Very truly yours,



                                           By:________________________
                                              Name:  George Serrano




         Wire transfer or Deposit instructions:

         Bank:   _____________________

         Account No.: _____________________

         ABA No.:     _____________________

         Reference:   _____________________




         -------------------------
         Taxpayer Identification Number
         (A separate signature page should be
         executed and filled in by each seller of shares.)

                       (Signatures continued on next page)

          This Irrevocable Power of Attorney and Custody Agreement has been entered into on this ___ day of April, 2000.

                                            Very truly yours,



                                           By:________________________
                                              Name:  Orren Tench


         Wire transfer or Deposit instructions:

         Bank:  _____________________

         Account No.:  _____________________

         ABA No.:      _____________________

         Reference:    _____________________




         -------------------------
         Taxpayer Identification Number
         (A separate signature page should be
         executed and filled in by each seller of shares.)

                       (Signatures continued on next page)

          This Irrevocable Power of Attorney and Custody Agreement has been entered into on this ___ day of April, 2000.

                                            Very truly yours,



                                           By:__________________________
                                              Name:  Staf van Cauter

         Wire transfer or Deposit instructions:

         Bank:  _____________________

         Account No.:  _____________________

         ABA No.:      _____________________

         Reference:    _____________________




         -------------------------
         Taxpayer Identification Number
         (A separate signature page should be
         executed and filled in by each seller of shares.)

                       (Signatures continued on next page)

          This Irrevocable Power of Attorney and Custody Agreement has been entered into on this ___ day of April, 2000.

                                            Very truly yours,



                                           By:_________________________
                                              Name:  Daniel Meert


         Wire transfer or Deposit instructions:

         Bank:  _____________________

         Account No.:  _____________________

         ABA No.:      _____________________

         Reference:    _____________________




         -------------------------
         Taxpayer Identification Number
         (A separate signature page should be
         executed and filled in by each seller of shares.)

                       (Signatures continued on next page)

          This Irrevocable Power of Attorney and Custody Agreement has been entered into on this ___ day of April, 2000.

                                            Very truly yours,



                                           By:_____________________________
                                              Name:  Eugene Della Vecchia

         Wire transfer or Deposit instructions:

         Bank: _____________________

         Account No.: _____________________

         ABA No.:     _____________________

         Reference:   _____________________




         -------------------------
         Taxpayer Identification Number
         (A separate signature page should be
         executed and filled in by each seller of shares.)

                       (Signatures continued on next page)

          This Irrevocable Power of Attorney and Custody Agreement has been entered into on this ___ day of April, 2000.

                                            Very truly yours,



                                           By:_____________________________
                                              Name:  Michael A. Zebarth

         Wire transfer or Deposit instructions:

         Bank: _____________________

         Account No.:  _____________________

         ABA No.:      _____________________

         Reference:    _____________________




         -------------------------
         Taxpayer Identification Number
         (A separate signature page should be
         executed and filled in by each seller of shares.)

                       (Signatures continued on next page)

                     (Signatures continued from prior page)


                                            PACKARD BIOSCIENCE COMPANY



                                            By:_________________________
                                               Name:
                                               Title:











                       (Signatures continued on next page)

                     (Signatures continued from prior page)


                                    CUSTODIAN

          Packard BioScience Company hereby accepts the appointment as Custodian pursuant to the foregoing Agreement, and agrees to abide by and act in accordance with the terms of said Agreement.

Dated:  April ___, 2000

                                        PACKARD BIOSCIENCE COMPANY



                                        ___________________________________
                                        Name:  Ben D. Kaplan
                                        Title:  Vice President & Chief Financial
                                                Officer




                       (Signatures continued on next page)

                     (Signatures continued from prior page)



                                ATTORNEYS-IN-FACT

          Timothy O. White, Jr. hereby accepts the appointment as Attorney-in-Fact pursuant to the foregoing Irrevocable Power of Attorney and Custody Agreement, and agrees to abide by and act in accordance with the terms of said Agreement.

Dated:  April __, 2000

                         ------------------------------


          William H. Cuddy hereby accepts the appointment as Attorney-in-Fact pursuant to the foregoing Irrevocable Power of Attorney and Custody Agreement, and agrees to abide by and act in accordance with the terms of said Agreement.

Dated: April __, 2000


                         ------------------------------



                            (End of signature pages)

                                   SCHEDULE I

================================= ============= =========== ==============
     NAME AND ADDRESS OF SELLING    MAXIMUM      MAXIMUM    TOTAL NUMBER
         SHAREHOLDER               NUMBER OF    NUMBER OF     OF OPTION
                                  U.S. OPTION     INTER-       SHARES
                                    SHARES      NATIONAL
                                                 OPTION
                                                 SHARES

--------------------------------- ------------- ----------- --------------
Emery G. Olcott
One Gold Street, Apt. #27H-J
Hartford, CT 06103
--------------------------------- ------------- ----------- --------------
Richard T. McKernan
11 Salisbury Way
Farmington, CT 06032

--------------------------------- ------------- ----------- --------------
George Serrano
One Dalriada
Cromwell, CT 06416

--------------------------------- ------------- ----------- --------------
Orren Tench
6 Glory Lane
Wethersfield, CT 06109
--------------------------------- ------------- ----------- --------------
Staf van Cauter
145 Tuttles Point Road
Guilford, CT 06437

--------------------------------- ------------- ----------- --------------
Daniel Meert
Research Parc
Pontbeeklaan 57
Zellik B-1731
Belgium

--------------------------------- ------------- ----------- --------------
Eugene Della Vecchia
2424 SW Longwood Drive
Palm City, FL 34990

--------------------------------- ------------- ----------- --------------
Michael A. Zebarth
35 Bernadette Lane
Durham, CT 06422

===========================================================================

                                  INSTRUCTIONS

    (For completing the Irrevocable Power of Attorney and Custody Agreement)

     A. You have been sent five copies of the Irrevocable Power of Attorney and Custody Agreement (the "Agreement"). Please complete and return four copies of the Agreement and stock certificate(s) as set forth in paragraph D below. A fully executed copy of the Agreement will be returned to you; a fully executed copy of the Agreement and your stock certificate(s) will be retained by the Custodian; and a fully executed copy of the Agreement will be delivered one to the Attorneys-in-Fact and one to the U.S. Representatives and Lead Managers.

     B.   Complete Schedule A attached hereto.

     C. Each copy of the Agreement and each stock certificate or stock power deposited hereunder must be executed by you with your signature on the Agreement and the stock certificate(s) or the accompanying stock power guaranteed by a commercial bank or trust company in the United States or any broker which is a member firm of the New York Stock Exchange. Please sign the stock certificate(s) or stock power and the Agreement exactly as your name appears on your stock certificate(s).

     D. Endorsed stock certificate(s) or stock certificate(s) with stock powers attached along with all four executed copies of the completed Agreement should be promptly returned by hand delivery or by certified mail appropriately insured to:

                 Packard BioScience Company
                 800 Research Parkway
                 Meriden, Connecticut 06450
                 Attention: Timothy O. White, Jr.


          If sent through the mail, it is recommended that the certificate(s) not be endorsed, but an executed stock power be sent under separate cover from the certificate(s).

     E. If any certificate that you submit represents a greater number of shares of Option Securities than the aggregate number of shares of Option Securities which you agree to sell pursuant to the Purchase Agreements, the Custodian will cause to be delivered to you in due course, but not earlier than ten days after the closing for the purchase of Option Securities by the Underwriters, a certificate for the excess number of Option Securities.

     F. For purposes of discharging your obligations under the Purchase Agreements, please contact Timothy O. White, Jr. or William H. Cuddy if any information or representation included in the foregoing Agreement or the Purchase Agreements should change, or if you become aware of any new information, at any time prior to termination of the period referred to in Section 13 of the Agreement.

     G. For the purpose of getting your spouse to join in and consent to the Agreement, please have your spouse fill out the Consent of Spouse which is attached hereto as Annex A.

                                           -------------------------------------
                                                   (Name of Selling Stockholder)


                                   SCHEDULE A

                  Certificate(s) for Shares of Common Stock of

                           PACKARD BIOSCIENCE COMPANY

                                 Deposited under

               Irrevocable Power of Attorney and Custody Agreement

Certificate  Number of Option Shares Represented    Number of Option Shares from
Number       by Certificate                         this Certificate to Be Sold*



                                          Total:

* If fewer than all shares represented by a certificate are to be sold, indicate below, if desired for income tax purposes, the date of purchase or purchase price of the particular shares to be sold.

ANNEX A

                                CONSENT OF SPOUSE

     I am the spouse of ______________________. On behalf of myself, my heirs, legatees, and assigns, I hereby join in and consent to the terms of the foregoing Irrevocable Power of Attorney and Custody Agreement and agree to the sale of the shares of Common Stock of Packard BioScience Company, registered in the name of my spouse or otherwise registered, which my spouse proposes to sell, or to agree to sell, pursuant to the Purchase Agreements referred to in the Irrevocable Power of Attorney and Custody Agreement.

Dated:  April __, 2000



                                               ---------------------------------
                                                           (Signature of Spouse)

                                       1